EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Digital Courier Technologies, Inc. on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Don Marshall, Chief Executive Officer, and Lynn J. Langford, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                            /s/ Don Marshall
                                            -----------------------------------
                                            Don Marshall
                                            Chief Executive Officer
                                            Digital Courier Technologies, Inc.



                                            /s/ Lynn J. Langford
                                            -----------------------------------
                                            Lynn J. Langford
                                            Chief Financial Officer
                                            Digital Courier Technologies, Inc.


Dated:  November 19, 2002